Exhibit 99.8

                         PRO FORMA FINANCIAL INFORMATION

      The following unaudited pro forma condensed consolidated financial statements have been provided to show the effects on the financial statements of the acquisition by Lawrence Consulting Group, Inc. ("Lawrence") of Plaza Consulting, Inc. ("Plaza") in a transaction accounted for as a reverse acquisition. Under such accounting treatment, Plaza is treated as the accounting acquirer, and the pro forma information reflects such acquisition as if the acquisition has been completed on the dates set forth below.

      The following unaudited pro forma condensed consolidated financial statements should be read in conjunction with the accompanying notes and assumptions. The unaudited pro forma condensed consolidated financial information is presented for illustrative purposes only and contains estimates, such as transaction costs and projected balance sheet amounts for the transaction. The pro forma condensed consolidated financial statements are not necessarily indicative of our operating results or financial position if the acquisition had been completed on November 1, 2004, the beginning of Plaza's fiscal year ended October 31, 2005, nor necessarily indicative of its future operating results or financial position.

      These pro forma condensed consolidated financial statements are based on, and should be read in conjunction with, the historical financial statements and the related notes thereto of Plaza, which are included in this Form 8-K, and the historical financial statements of Lawrence, which are included in its filings with the SEC.

        LAWRENCE CONSULTING GROUP, INC. AND PLAZA CONSULTING GROUP, INC.
                        Pro Forma Combined Balance Sheet

                                               Lawrence         Plaza
                                              Consulting      Consulting       Transaction and Consolidation
                                              Group, Inc.     Group, Inc.                  Entries
                                             September 30,    October 31,     -------------------------------          Pro-Forma
                               ASSETS            2005            2005             Debit              Credit          Consolidated
                                              -----------------------------------------------------------------------------------
Current assets:
   Cash                                       $    25,585     $ 1,791,557     $10,000,000   (1)   $10,000,000   (2)   $ 2,025,585
                                                                                  208,443   (5)
   Accounts receivable                              5,400       4,927,422                                  --           4,932,822
   Other                                               --         133,611       1,025,000   (4)       505,000   (7)       653,611
                                              ---------------------------                                             -----------

     Total current assets                          30,985       6,852,590                                               7,612,018

Property and equipment, net                            --         364,998                                                 364,998
                                              ---------------------------                                             -----------

   Total assets                               $    30,985     $ 7,217,588                                             $ 7,977,016
                                              ===========================                                             ===========

                             LIABILITIES

Current liabilities:
   Current portion of long-term debt          $        --          47,294                           2,750,000   (6)     2,797,294
   Accounts payable and accrued expenses            2,370         996,829                                                 999,199
   Due to stockholder                                  --              --                             688,012   (12)      688,012
                                              ---------------------------                                             -----------

   Total current liabilities                        2,370       1,044,123                                               4,484,505
                                              ---------------------------                                             -----------

Long-term liabilities:
   Obligations under capital leases, net
     of current portion                                --         192,896                                                 192,896
   Deferred acquisition liability, net of
     current portion                                   --              --       2,750,000   (6)     8,250,000   (4)     5,500,000
                                              ---------------------------                                             -----------
   Total long-term liabilities, net of
     current portion                                   --         192,896                                               5,692,896
                                              ---------------------------                                             -----------

Stockholders' Equity:
   Preferred stock                            $        --     $        --                         $10,000,000   (1)   $10,000,000

   Common stock                                        28           1,000           1,000   (10)      844,560   (3)     1,285,228
                                                                                                      440,640   (9A)
   Warrant                                                                                          1,686,000   (9B)    1,686,000

   Capital surplus (deficit)                       76,872              --          48,285   (8)         1,000   (10)  (20,166,613)
                                                                                7,225,000   (4)
                                                                               10,000,000   (2)
                                                                                  844,560   (3)
                                                                                  440,640   (9A)
                                                                                1,686,000   (9B)

   Retained earnings (deficit)                    (48,285)      5,979,569         505,000   (7)        48,285   (8)     4,995,000
                                                                                  688,012   (12)      208,443   (5)

                                              ---------------------------                                             -----------
     Total stockholders'equity                     28,615       5,980,569                                              (2,200,385)
                                              ---------------------------                                             -----------

              Total liabilities and
                stockholders'equity           $    30,985     $ 7,217,588                                             $ 7,977,016
                                              ===========================                                             ===========

(1) Proceeds, net of expenses, on sale of 1,175,000 shares of convertible preferred stock.
(2)   This total amount was disbursed as follows:

            To: Ms. Plaza                                                                   $ 9,391,000
            To: San Juan Holdings, Inc. on behalf of Ms. Plaza
                 for fees and expenses incurred by that organization related to services
                 performed by them for Ms. Plaza                                                609,000
                                                                                            -----------
                                                                                            $10,000,000
                                                                                            ===========

(3) Issuance of 1,150,000 shares of common stock to Mrs. Plaza (fair market value of $.7344 per share) as additional consideration for the purchase of Plaza shares.
(4) To record issuance of deferred purchase obligation notes payable to Ms. Plaza (segregating imputed interest).
(5) Receipt of cash from Mrs. Plaza of $208,443; minimum agreed cash at closing must be $2,000,000 as per Agreement and Plan of Reorganization.
(6)   To reclassify current portion of deferred acquisition liability.
(7) To reflect amortization of the imputed interest in the deferred payment of $8,250,000 (interest included) for the year ended October 31, 2005. (interest calculated at 7% from the beginning of the period).
(8)   To eliminate the deficit of Lawrence.
(9) To reflect issuance by to San Juan Holdings Inc. of the following securities:
            A.    600,000 shares of common stock
            B. Warrant to purchase 2,500,000 shares of stock at a price of $.06.
      For purposes of these calculations, shares of common stock are being valued at $.7344.
(10)  Plaza's common stock eliminated in consolidation.
(11) No adjustment need be made to this Pro-Forma balance sheet by reason of the pro-forma provision for income taxes of $2,300,000 presented in the accompanying pro-forma statement of income because equivalent funds in payment of such taxes have been included in distributions to stockholder.
(12) To reflect liability to Ms. Plaza for the amount by which stockholder's equity exceeds $5,500,000.

        LAWRENCE CONSULTING GROUP, INC. AND PLAZA CONSULTING GROUP, INC.
  Pro Forma Statement of Operations for the fiscal year ended October 31, 2005

                                                      Lawrence
                                                     Consulting         Plaza Consulting
                                                     Group, Inc.          Group, Inc.           Transaction and
                                                for the twelve-month      for the year       Consolidation Entries
                                                    period ended             ended          -----------------------     Pro-Forma
                                                 September 30, 2005     October 31, 2005         Debit      Credit     Consolidated
                                                  ---------------------------------------------------------------------------------
Revenues                                          $       21,200         $   17,412,869                              $   17,434,069
Cost of Revenues                                              --              9,400,909                                   9,400,909
                                                  -------------------------------------                              --------------
     Gross profit                                         21,200              8,011,960                                   8,033,160
Selling, general and administrative expenses              58,170              1,531,476         505,000  (1)              2,094,646
                                                  -------------------------------------                              --------------
Income (loss) before depreciation
   and amortization and provision for
   income taxes                                          (36,970)             6,480,484                                   5,938,514
Depreciation and amortization                                 --                 90,332                                      90,332
                                                  -------------------------------------                              --------------
Income (loss) before
   provision for income taxes                     $      (36,970)        $    6,390,152                                   5,848,182
                                                  =====================================                              ==============
Provision for taxes on income                                                                 2,300,000  (2)              2,300,000
                                                                                                                     --------------
Net Income                                                                                                           $    3,548,182
                                                                                                                     ==============

(1) To record imputed interest for the year on the deferred purchase obligation issued to the stockholder of Plaza pursuant to the acquisition of Plaza by Lawrence.

(2) Presently, Plaza operates in Puerto Rico as an N Corporation similar to an S Corporation in the United States. Consequently, Plaza is not subject to tax on its income. However, as a wholly-owned subsidiary of Lawrence, Plaza can no longer be taxed as an N Corporation status and its income will be subject to regular income taxes as established by the Puerto Rico Income Tax Code. At the level of earnings of Plaza, the corresponding Puerto Rico maximum tax rate is 39%.